                                                                      Exhibit 24

                           RELIASTAR FINANCIAL GROUP

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Carolyn H. Baldwin
                              ----------------------
                              Carolyn H. Baldwin

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ David C. Cox
                              ----------------
                              David C. Cox

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ John H. Flittie
                              -------------------
                              John H. Flittie

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Luella G. Goldberg
                              ----------------------
                              Luella G. Goldberg

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ William A. Hodder
                              ---------------------
                              William A. Hodder

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ James J. Howard
                              -------------------
                              James J. Howard

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Randy C. James
                              ------------------
                              Randy C. James

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Richard L. Knowlton
                              -----------------------
                              Richard L. Knowlton

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ David A. Koch
                              -----------------
                              David A. Koch

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Richard M. Kovacevich
                              -------------------------
                              Richard M. Kovacevich

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Glen D. Nelson
                              ------------------
                              Glen D. Nelson

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ James J. Renier
                              -------------------
                              James J. Renier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ John G. Turner
                              ------------------
                              John G. Turner

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Richard R. Crowl
                              --------------------
                              Richard R. Crowl

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ James R. Miller
                              -------------------
                              James R. Miller

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                             of Director or Officer


     The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints each of John G. Turner, John H. Flittie, James R. Miller, Richard R. Crowl and Chris D. Schreier as his or her true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, with all exhibits thereto and other supporting documents, granting unto those attorneys-in-fact, and each of them, full power and authority to perform all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has set his or her hand this 12th day of February, 1998.



                              /s/ Chris D. Schreier
                              ---------------------
                              Chris D. Schreier